UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2020

LSI INDUSTRIES INC.

(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02 Results of Operation and Financial Condition.

On August 20, 2020, LSI Industries Inc. (“LSI” or the “Company”) issued a press release announcing operating results for the fourth fiscal quarter and year ended June 30, 2020. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 19, 2020 the Company’s Board of Directors adopted an amendment to its Amended and Restated Code of Regulations for the purpose of facilitating virtual meetings of shareholders. The following sentence was added to Article II, Section 3: “The Board of Directors may, in its sole discretion, determine that any meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Ohio law.”

The Amended and Restated Code of Regulations including this amendment will be filed with a subsequent periodic report. The foregoing summary of the amendment is qualified in its entirety by reference to the specific provisions of the Amended and Restated Code of Regulations.

Item 7.01. Regulation FD Disclosure.

On August 20, 2020, LSI is hosting a conference call for the benefit of its investors to discuss the results set forth in the press release described in Item 2.02 above. A copy of the presentation, which is available at www.lsi-industries.com, related to this conference call is attached as Exhibit 99.2 to this report and is incorporated by reference herein.

LSI’s presentation discloses certain financial results both in accordance with generally accepted accounting principles (“GAAP”) and on a non-GAAP basis with adjustments for certain items. LSI’s management believes that presentation of these non-GAAP financial measures and their related reconciliations are useful to investors because the non-GAAP financial measures provide investors with a basis for comparing the results to financial results from prior periods.

Information in the presentation contains forward-looking statements regarding future events and performance of LSI. All such forward-looking statements are based largely on LSI’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the presentation and in LSI’s filings with the Securities and Exchange Commission. LSI disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information in each of Item 2.02 and Item 7.01 of this Form 8-K and in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in each of Item 2.02 and Item 7.01 of this Form 8-K and each of Exhibit 99.1 and Exhibit 99.2 shall not be incorporated by reference in any filing (whether made before or after the date hereof) or any other document under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in any such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of LSI Industries Inc. dated August 20, 2020 reporting financial results
99.2	Conference Call Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC.

BY:/s/ James E. Galeese
James E. Galeese
Executive Vice President, Chief
Financial Officer

Dated: August 20, 2020